MGI FUNDS™

SUPPLEMENT TO
THE CLASS S SHARES PROSPECTUS
DATED JULY 31, 2007,
AS SUPPLEMENTED ON
JANUARY 31, 2008 AND APRIL 1, 2008
AND
THE CLASS Y SHARES PROSPECTUS
DATED JULY 31, 2007,
AS SUPPLEMENTED ON
JANUARY 31, 2008 AND APRIL 1, 2008

The date of this Supplement is June 30, 2008.

The following changes are made in the prospectuses of the Class S Shares (the “Class S Prospectus”) and of the Class Y-1, Y-2, and Y-3 Shares (the “Class Y Prospectus”) of MGI Funds (the “Trust”):

1. The following information relating to the MGI Core Opportunistic Fixed Income Fund is added to the section entitled “The Subadvisors” located on page 44 (continuing onto pages 45 and 46) of the Class S Prospectus and located on page 45 (continuing onto pages 46 and 47) of the Class Y Prospectus:

Pacific Investment Management Company LLC (“PIMCO”), located at 840 Newport Center Drive, Suite 100, Newport Beach, California 92660, serves as a subadvisor to the Fund. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L. P. The lead portfolio manager for PIMCO’s allocated portion of the Fund’s portfolio is Chris Dialynas. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He has twenty-nine years of investment experience and joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio and selecting securities, PIMCO develops an outlook for interest rates, currency exchange rates, and the economy; analyzes credit and call risks; and uses other securities selection techniques. The proportion of the Fund’s assets allocated to PIMCO that are committed to investment in securities with particular characteristics (such as quality, sector, interest rate, or maturity) varies, based on PIMCO’s outlook for the U.S.

economy and the economies of other countries in the world, the financial markets, and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors, such as money markets, governments, corporates, mortgages, asset-backed, and international. PIMCO bases its security selection on bottom-up techniques, including sensitivity to volatility, fundamental credit analysis, and quantitative research. Sophisticated proprietary software and analytics then assist in evaluating sectors and the structural integrity of specific securities, as well as pricing specific securities.

PIMCO utilizes all major sectors of the bond market, and determines sector exposures based on its cyclical outlook and a forecast of interest rate volatility. Once investment opportunities are identified, PIMCO will shift assets among sectors depending on changes in relative valuations and credit spreads. When setting portfolio duration, PIMCO emphasizes long-term secular trends and avoiding extreme swings in duration. PIMCO develops a long-term secular outlook for duration, and fine-tunes the outlook quarterly for cyclical changes. Portfolio duration for PIMCO’s allocated portion of the Fund’s portfolio typically will be within 30% of the benchmark.

2. On page A-3 of the Class S and the Class Y Prospectuses, the composite performance results set forth below are added to the portion of the table relating to the MGI Core Opportunistic Fixed Income Fund:

	Average Annual Total Returns (%) - Periods Ending
		June 30, 2007
	1 Year	3 Years	5 Years	10 Years
Core Opportunistic Fixed Income
PIMCO Core Plus--Total Return Full Authority	5.29	4.03	4.88	6.48
Lehman Brothers Aggregate™ Index	6.12	3.98	4.48	6.02

Disclosures:

Past performance is not a guarantee of future performance. The performance record represents the client composite track records of the underlying investment managers in the MGI program, and not the track records of MGI clients. Performance figures have been reported on a net of fees basis, based on the separate or commingled account composite record of the managers. The information on investment management firms has been obtained from those investment management firms. MGI makes no representations or warranties as to the accuracy of such information, and accepts no responsibility or liability (including for indirect, consequential, or incidental damages) for any error, omission, or inaccuracy in such information.

© Copyright 2005, Mercer Global Investments, Inc.

3. On page A-10 of the Class S and Class Y Prospectuses, the paragraph describing PIMCO’s performance composite set forth below is added, following the paragraph describing the performance composite of MacKay Shields LLC:

PIMCO Core Plus—Total Return Full Authority

The PIMCO Core Plus-Total Return Full Authority composite (the “Composite”) includes all discretionary fee-paying USD-based Total Return accounts that meet the Core Plus Full

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Authority criteria. Beginning 1/1/93, accounts must allow futures (long and short), options (long and short), non-$ investments (maximum allocation >=20%), high yield (maximum allocation >=10%) and emerging markets to meet the Full Authority criteria. The Composite was created in November 2002. There are no non-fee paying accounts within the Composite. Balanced portfolio segments are not included in the Composite. Performance figures are expressed in U.S. dollars. Trade date accounting has been used for all periods. Additional information regarding policies for calculating and reporting returns is available upon request.

Fixed income derivatives are frequently used in a non-leveraged manner as substitutes for physical securities. Futures, options, and swaps (in accounts that allow) may be used to gain, hedge, or restructure exposure to interest rates, volatility, spreads, foreign bond markets, and currencies within the parameters allowed by individual portfolio guidelines.

A complete list and description of all the firm’s composites is available upon request.

4. On page A-16 of the Class S and the Class Y Prospectuses, the bar chart depicting composite performance is deleted, and replaced with the following:

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MGI FUNDS™

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2007, AS SUPPLEMENTED ON
JANUARY 31, 2008 AND APRIL 1, 2008

The date of this Supplement is June 30, 2008.

The following changes are made in the Statement of Additional Information (the “SAI”) of MGI Funds (the “Trust”):

1. In the section of the SAI entitled “Subadvisors and Portfolio Managers,” the information below relating to Pacific Investment Management Company LLC (“PIMCO”) is added immediately following the paragraph describing MacKay Shields LLC (“MacKay”), located on page 36 of the SAI:

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Suite 100, Newport Beach, California 92660, serves as a subadvisor to the MGI Core Opportunistic Fixed Income Fund. PIMCO is a Delaware limited liability company, and is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz”). PIMCO is registered as an investment advisor under the Advisers Act.

2. The following summary of PIMCO’s proxy voting policies and procedures is inserted on page B-212 of the SAI, immediately following the proxy voting policies of MacKay:

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. For purposes of this Proxy Policy, voting or consent rights do not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

3. In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the description below relating to PIMCO is added, immediately following the information relating to Western Asset Management Company located on page C-16 of the SAI:

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salaries, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;
  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
  Amount and nature of assets managed by the portfolio manager;
  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
  Contributions to asset retention, gathering and client satisfaction;
  Contributions to mentoring, coaching and/or supervising; and
  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

As of March 31, 2008, in addition to the Fund, Chris Dialynas managed:

Other Accounts	Total Accounts		Accounts with
			Performance Fees
		Assets		Assets
	Number	(in millions)	Number	(in millions)

Registered Investment Companies	12	$3,251	0	$0
Other Pooled Investment Vehicles	13	$7,383	0	$0
Other Accounts	99	$33,600	9	$3,342